Exhibit 10.32
ESCROW AGREEMENT

THIS ESCROW AGREEMENT (the "Agreement") is made and entered into on November 7, 2006, by and among Ellis, Painter, Ratterree & Adams LLP, whose address for notice is P.O. Box 9946, Savannah, Georgia 31412, as escrow agent (the "Escrow Agent"), Xethanol Corporation, whose address for notice is as set forth in the Amended and Restated Asset Purchase Agreement set forth below, as buyer (the “Buyer”), and Carolina Fiberboard Corporation LLC, whose address for notice is James Andrew Saputo, Jr., Esq., Thompson & Saputo, PLLC, 1708 Trawick Road, Suite 111, Raleigh, North Carolina 27604, as sellers (hereinafter, collectively and individually, the "Sellers").

On this date, Seller is selling to Buyer approximately 214 acres of land along with improvements thereon commonly known as 518 South Old Franklin Road, Spring Hope, North Carolina (the “Property”), all pursuant to an Amended and Restated Asset Purchase Agreement (the “APA”) dated same date herewith between Buyer, Seller and Victor Kramer. Pursuant to Item 9 of the APA, Seller has agreed to reimburse Buyer for certain costs and expenses related to environmental work to be performed by Buyer after Buyer’s purchase of the Property, and as inducement to Buyer to proceed with the closing of the purchase of the Property, Buyer and Seller have agreed that the “Escrowed Funds” (defined in Item 1 below) be held and disbursed as provided hereinbelow.

For Ten and No/100 ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       The Escrowed Funds. From the consideration to be paid by Buyer to Seller at closing under the APA, the parties shall deposit with the Escrow Agent (a) the sum of $200,000.00 (the “Cash Component”) and (b) 1,000,000 shares of the common stock of Xethanol Corporation along with corresponding executed blank stock powers of attorney (the “Stock Component”) (hereinafter, the Cash Component and the Stock Component shall be referred to collectively as the “Escrowed Funds”). As soon as practicable after the execution hereof, Escrow Agent shall open a money market account under Seller’s taxpayer identification number (which Seller represents and warrants is as set forth below in Seller’s signature block) and shall deposit the Cash Component into such account. Escrow Agent shall be the sole signatory on such account, and the Cash Component along with any earned interest shall be maintained in said account until distribution by the Escrow Agent as provided below. The Stock Component shall be held by Escrow Agent until distribution by the Escrow Agent as provided below. Further, as stated in the APA, Escrow Agent is holding the Escrowed Funds hereunder as collateral agent for Buyer for purposes of Buyer’s perfecting Buyer’s security interest in the Escrowed Funds by possession, which security interest was granted by Seller to Buyer in Item 9 of the APA.

2.       Release of Escrowed Funds.

(a)  If Seller desires to request under Item 9(f) of the APA that Escrow Agent make disbursements of the Cash Component, Seller shall submit such a request to Escrow Agent in a form substantially similar to the form attached hereto as Exhibit “B”, in which case Escrow Agent shall promptly disburse the amount so requested.

(b)  If Buyer desires to request under Item 9(g) of the APA that Escrow Agent make disbursements of the Cash Component, Buyer shall submit such a request to Escrow Agent in a form substantially similar to the form attached hereto as Exhibit “A”, in which case Escrow Agent shall promptly disburse the amount so requested.

(c)  If Buyer or Seller desire to submit a request for payment or reimbursement under Item 9(h)(1) of the APA, Buyer shall use a form substantially similar to that attached hereto as Exhibit “A”, and Seller shall use a form substantially similar to that attached hereto as Exhibit “C”. If Escrow Agent desires to submit a request that the Buyer pay under Item 9(h)(2) of the APA, Escrow Agent shall use a form substantially similar to that attached hereto as Exhibit “D”. Upon the Escrow Agent’s payment of invoices under Item 9(h)(3) of the APA from funds received by the Buyer, Escrow Agent shall disburse the Calculated Number of shares to the Buyer.

(d)  Twenty (20) days or more after issuance of the “Written Confirmation” (as defined in Item 9(b) of the APA), Seller may request that the remaining Escrowed Funds be disbursed to Seller in a form substantially similar to the form attached hereto as Exhibit “E”, in which case Escrow Agent shall promptly disburse to Seller the remaining Escrowed Funds.

(e)  Should Seller and Buyer request that the Escrow Agent disburse all or part of the Escrowed Funds in a written instrument addressed to Escrow Agent and signed by Seller and Buyer, Escrow Agent shall disburse such part of the Escrowed Funds as Seller and Buyer so direct in such written request.

3.        Escrow Agent accepts its appointment hereunder and acknowledges that, when received, the Escrowed Funds shall be held in escrow and held and disbursed in accordance with this Escrow Agreement; provided, however, that if a disagreement arises between Seller and Buyer regarding the Escrowed Funds, which disagreement is not settled by the mutual written agreement of Escrow Agent, Seller and Buyer or cannot be settled by Escrow Agent's reasonable review of this Agreement and the APA, the Escrow Agent shall not disburse the Escrowed Funds except upon an order of a court of competent jurisdiction or written instructions signed by Escrow Agent, Seller and Buyer; provided, further, however that nothing contained in this paragraph shall restrict or prohibit Escrow Agent from, in its sole discretion, exercising its rights to interplead such funds as provided below should a dispute arise between or among the parties hereto over this escrow or the subject matter of this Agreement.

4.       Escrow Agent is hereby relieved of all liability under this Agreement for any determination, act and/or failure to act, except for its own gross negligence, fraud or the fraud or gross negligence of any of its partners, directors, officers, or employees. The Escrow Agent shall not be responsible for the genuineness of any certificate or signature and may conclusively rely upon and shall be protected when acting upon any notice, affidavit, request, consent, instructions, check or other instrument believed by Escrow Agent in good faith to be genuine or to be signed or presented by the proper person, or duly authorized, or properly made. The Escrow Agent shall have no responsibility except for the performance of its express duties hereunder, and no additional duties shall be inferred herefrom or implied hereby.

5.       If at any time a dispute between or among the parties hereto arises over this escrow or the subject matter of this Escrow Agreement, Escrow Agent, in its sole discretion and notwithstanding anything to the contrary, may institute an appropriate proceeding in a court of law or equity (including but not limited to a court in Chatham County, Georgia) and deliver or pay unto said Court any funds held by Escrow Agent pursuant to this Agreement; and in such event, any reasonable legal fees or expenses incurred by Escrow Agent shall be chargeable against the funds paid into Court as determined by the Court. Notwithstanding the foregoing, Escrow Agent shall not be required to institute or defend any action involving any matter regarding this escrow or the subject matter of this Escrow Agreement unless and until requested to do so by another party to this Escrow Agreement and then only upon receiving full indemnity, in form and substance wholly satisfactory to Escrow Agent, in its sole discretion, against any and all claims, liabilities and expenses in relation thereto.

6.       All notices in connection with this Agreement shall be in writing, and either (i) hand-delivered, (ii) delivered by certified mail, postage prepaid, return receipt requested, or (iii) delivered by an overnight delivery service, addressed as first set forth above. Notices shall be deemed delivered (i) on the date that is three (3) calendar days after the notice is deposited in the U.S. Mail (not counting the mailing date), if sent by certified mail, (ii) on the date the hand-delivery is made or fax is received, if hand delivered or delivered by fax, (iii) on the next business day following the date that the notice is deposited with an overnight delivery service, if delivered by an overnight delivery service. The addresses given above may be changed by any party by notice given in the manner provided herein.

7.       This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Georgia, without resort to the conflicts or choice of law principles thereof. Whenever possible, each provision of this Agreement shall be interpreted so as to be valid and effective under applicable law, but if any provision of this Agreement shall be prohibited or invalid under applicable law, that provision shall be ineffective only to the extent of the prohibition or invalidity, without invalidating the remainder of that provision or the remaining provisions of this Agreement. This Agreement is the product of joint drafting and preparation, and no provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any arbitrator, court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision. Any legal action or proceeding with respect to this Agreement must be brought in the courts of Chatham County, Georgia, and each party hereby submits to the jurisdiction and venue of said courts, hereby expressly waiving any defense of personal jurisdiction or improper venue. Should any party obtain a judgment against any other party, the party against whom judgment was rendered hereby irrevocably agrees that party obtaining the judgment may domesticate and/or enforce such judgment without limitation in any jurisdiction whatsoever in which the party against whom judgment was rendered or its property resides. Escrow Agent may withhold amounts due to it upon disbursement of funds hereunder.

8.       This Agreement, along with all exhibits, documents, instruments and agreements incorporated herein, constitutes the entire and complete agreement between the parties hereto and supersedes any prior oral or written agreement between the parties with respect to the obligations and covenants contemplated hereunder. It is expressly agreed that there are no verbal understandings or agreements which in any way change the terms, covenants, and conditions set forth in this Agreement and that no modification of this Agreement and no waiver of any of its terms and conditions shall be effective unless made in writing and duly executed by all parties hereto. This Agreement shall be binding upon and inure to the benefit of the respective heirs, estates, legal and personal representatives, successors and permitted assigns of the parties hereto, and no party may assign or delegate in whole or in part any rights or duties hereunder without the written consent of all parties hereto. This Agreement may be executed in any number of identical counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all counterparts hereof taken together shall constitute but a single instrument. If executed in identical counterparts, this Agreement shall not become effective until all parties hereto have effectively executed their respective counterpart.

This Escrow Agreement has been executed as of the date set forth above as follows:

Seller:		Buyer:

Carolina Fiberboard Corporation LLC		Xethanol Corporation

By:	/s/ Victor Kramer	By:	/s/ Lawrence Bellone

Title:	Manager	Title:	Chief Financial Officer

Federal EIN is: _________________________

Escrow Agent:

Ellis, Painter, Ratterree & Adams, LLP

By:	/s/ James K. Austin James K. Austin, Partner

Exhibit “A”

To:	Ellis, Painter, Ratterree & Adams LLP, as Escrow Agent
Attn: James K. Austin, Esq.
From:	Xethanol Corporation
Date:	______________________, 200___
Re:
Request for Reimbursement from Escrowed Funds held pursuant to that Escrow Agreement dated November 7, 2006, between Xethanol Corporation, Carolina Fiberboard Corporation LLC and Ellis, Painter, Ratterree & Adams LLP (the “Escrow Agreement”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Escrow Agreement.

Xethanol Corporation hereby certifies that Carolina Fiberboard Corporation LLC failed to timely reimburse Xethanol Corporation the sum of $___________ as required under Item 9 of that Amended and Restated Asset Purchase Agreement dated November ____, 2006 between Xethanol Corporation, Carolina Fiberboard Corporation LLC and Victor Kramer.

Xethanol Corporation hereby requests that Ellis, Painter, Ratterree & Adams LLP, as escrow agent under the Escrow Agreement, disburse to Xethanol Corporation the sum of $___________ from the “Escrowed Funds” (as such term is defined in the Escrow Agreement) held by Ellis, Painter, Ratterree & Adams LLP, as escrow agent under the Escrow Agreement.

Xethanol Corporation

By:

Title:

Exhibit “B”

To:	Ellis, Painter, Ratterree & Adams LLP, as Escrow Agent
Attn: James K. Austin, Esq.
From:	Carolina Fiberboard Corporation LLC
Date:	______________________, 200___
Re:
Request for Reimbursement from Escrowed Funds held pursuant to that Escrow Agreement dated November 7, 2006, between Xethanol Corporation, Carolina Fiberboard Corporation LLC and Ellis, Painter, Ratterree & Adams LLP (the “Escrow Agreement”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Escrow Agreement.

Carolina Fiberboard Corporation LLC hereby certifies that Carolina Fiberboard Corporation LLC has paid the invoices attached hereto as Exhibit “A” in the total amount of _________ and hereby requests that Escrow Agent disburse from the Escrowed Funds the sum of $___________ to Carolina Fiberboard Corporation LLC in reimbursement. In support of this request, proof of payment of all of said invoices is also attached as part of Exhibit “A”.

Carolina Fiberboard Corporation LLC hereby requests that the Escrow Agent disburse from the Escrowed Funds the total amount of $________________ to directly paid the invoices attached hereto as Exhibit “A” which Carolina Fiberboard Corporation LLC certifies have not yet been paid.

Carolina Fiberboard Corporation LLC

By:

Title:

Exhibit “C”

To:	Ellis, Painter, Ratterree & Adams LLP, as Escrow Agent
Attn: James K. Austin, Esq.
From:	Carolina Fiberboard Corporation LLC
Date:	______________________, 200___
Re:
Request for Reimbursement from Escrowed Funds held pursuant to that Escrow Agreement dated November 7, 2006, between Xethanol Corporation, Carolina Fiberboard Corporation LLC and Ellis, Painter, Ratterree & Adams LLP (the “Escrow Agreement”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Escrow Agreement.

Carolina Fiberboard Corporation LLC hereby requests that the Escrow Agent disburse from the Escrowed Funds the total amount of $________________ to directly pay the invoices attached hereto as Exhibit “A” which Carolina Fiberboard Corporation LLC certifies have not yet been paid.

The Cash Component of the Escrowed Funds has been exhausted or will be exhausted by the payments requested above, and Carolina Fiberboard Corporation LLC elects that shares of stock held in escrow be used for payment pursuant to the procedure set forth in Item 9(h) of the APA.

Carolina Fiberboard Corporation LLC

By:

Title:

Exhibit “D”

To:	Xethanol Corporation
From:	Ellis, Painter, Ratterree & Adams LLP, as Escrow Agent
Date:	______________________, 200___
Re:
Request for Payment pursuant to that Escrow Agreement dated November 7, 2006, between Xethanol Corporation, Carolina Fiberboard Corporation LLC and Ellis, Painter, Ratterree & Adams LLP (the “Escrow Agreement”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Escrow Agreement.

Pursuant to Item 9(h)(3) of the APA, Escrow Agent hereby requests that Xethanol Corporation pay to Escrow Agent the sum of $___________ in order to permit Escrow Agent to pay the invoices attached hereto as Exhibit “A.” Upon receipt of such amount, the Escrow Agent will release to Xethanol Corporation _______ shares of the stock of Xethanol Corporation now held in escrow, all pursuant to Item 9(h)(3) of the APA.

Ellis, Painter, Ratterree & Adams LLP

By:

Title:

Exhibit “E”

To:	Ellis, Painter, Ratterree & Adams LLP
Attn: James K. Austin, Esq.
From:	Carolina Fiberboard Corporation LLC
Date:	______________________, 200___
Re:
Request for Disbursement of Escrowed Funds held pursuant to that Escrow Agreement dated November 7, 2006, between Xethanol Corporation, Carolina Fiberboard Corporation LLC and Ellis, Painter, Ratterree & Adams LLP (the “Escrow Agreement”).

Carolina Fiberboard Corporation LLC hereby certifies that Twenty (20) days or more have elapsed after issuance of the “Written Confirmation” (as defined in Item 9(b) of that Amended and Restated Asset Purchase Agreement dated November ____, 2006 between Xethanol Corporation, Carolina Fiberboard Corporation LLC and Victor Kramer).

Carolina Fiberboard Corporation LLC hereby requests that Ellis, Painter, Ratterree & Adams LLP, as escrow agent under the Escrow Agreement, disburse to Carolina Fiberboard Corporation LLC all remaining “Escrowed Funds” (as such term is defined in the Escrow Agreement) held by Ellis, Painter, Ratterree & Adams LLP, as escrow agent under the Escrow Agreement.

Carolina Fiberboard Corporation LLC

By:

Title: